UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 3, 2007

Date of Report

(Date of earliest event reported)

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Seaport Boulevard

Redwood City, California 94063

(Address of principal executive offices) (Zip code)

(650) 474-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As referenced in the Current Report on Form 8-K filed by Threshold Pharmaceuticals, Inc. (the “Company”) on November 2, 2007, the Company entered into an Agreement and General Release (the “Kaster Release”) with Kevin Kaster, the Company’s former senior vice president, Corporate Development, on November 3, 2007. Pursuant to the terms of the Kaster Release, the Company will (i) provide a severance payment to Mr. Kaster in the amount of $185,500.08 (pursuant to Mr. Kaster’s Change of Control Severance Agreement with the Company), and (ii) continue Mr. Kaster’s health insurance at the Company’s expense under COBRA for four months. Additionally, so long as Mr. Kaster provides consulting services to the Company, the Company will (i) pay him at an annual rate of $100,000 and, (ii) to the extent allowable under the applicable stock option plan, continue to vest Mr. Kaster’s options and common stock that are subject to a right of repurchase by the Company in accordance with their respective terms.

The foregoing description of the terms of the Kaster Release is qualified in its entirety by reference to the Agreement and General Release dated November 3, 2007 by and between the Company and Mr. Kaster, a copy of which is attached hereto as Exhibit 10.38 to this Current Report on Form 8-K and is incorporated herein by reference.

As referenced in the Current Report on Form 8-K filed by the Company on October 25, 2007, the Company entered into an Agreement and General Release (the “Brawer Release”) with Michael Brawer, M.D., the Company’s former interim Chief Medical Officer, on November 16, 2007. Pursuant to the terms of the Brawer Release, the Company will (i) provide a severance payment to Dr. Brawer in the amount of $325,000.08 (pursuant to Dr. Brawer’s Change of Control Severance Agreement with the Company), and (ii) continue Dr. Brawer’s health insurance at the Company’s expense under COBRA for four months. Additionally, the Company will also indemnify Dr. Brawer for any claims or lawsuits brought against him arising out of the work he performed for the Company.

The foregoing description of the terms of the Brawer Release is qualified in its entirety by reference to the Agreement and General Release dated November 16, 2007 by and between the Company and Dr. Brawer, a copy of which is attached hereto as Exhibit 10.39 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.38	Agreement and General Release dated November 3, 2007 by and between Threshold Pharmaceuticals, Inc. and Kevin Kaster.

10.39	Agreement and General Release dated November 16, 2007 by and between Threshold Pharmaceuticals, Inc. and Michael Brawer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Threshold Pharmaceuticals, Inc.

Date: November 26, 2007	By:	/s/ Joel A. Fernandes
Joel A. Fernandes
Senior Director, Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description

10.38	Agreement and General Release dated November 3, 2007 by and between Threshold Pharmaceuticals, Inc. and Kevin Kaster.

10.39	Agreement and General Release dated November 16, 2007 by and between Threshold Pharmaceuticals, Inc. and Michael Brawer.